united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Camelot Premium Return Fund
Camelot Excalibur Small Cap Income Fund

September 30, 2016

Camelot Funds, LLC
1700 Woodlands Dr.
Suite 100
Maumee, OH 43537

Dear Fellow Shareholders,

Greetings - welcome to Camelot! We are honored to serve you and blessed to have your trust. We would not exist without you, so we strive to serve you with excellence and integrity.

The strategies of our two funds are very similar, so much of the commentary for the Camelot fund will apply to the Excalibur fund. The commentary for Excalibur will focus on the areas that are different from the Camelot fund.

Camelot – Premium Return Fund

We believe we had a solid year for the Camelot fund despite a very difficult start and have our first five-year results to report. The difficult market we discussed last year continued for several more months and we believe the Fund was probably dead last in our category for much of that time. But now, we believe the strength of our strategy and discipline have once again proved themselves. As we rebounded to close the year, Morningstar ranked our performance for Load Waived Class A shares in the 2nd percentile out of 903 funds in the Allocation – 50% - 70% Equity category for the 1 year period ending 9/30/2016 and 15th percentile for the 5 year period out of 716 funds based on total returns. Based on this, we believe we delivered on our first two objectives and made significant progress on our third.

Annualized Total Returns (%)						Inception
	Q3	YTD	1 Year	3 Year	5 Year	(12/31/2010)
Camelot Premium Return Fund Class A - CPRFX - Load Waived	6.95%	16.21%	14.83%	5.17%	10.48%	6.54%
Camelot Premium Return Fund Class A - CPRFX - With Load	0.84%	9.48%	8.27%	3.11%	9.18%	5.45%
Camelot Premium Return Fund Class C - CPRCX	6.79%	15.53%	14.05%	4.40%	9.98%	6.03%
S&P 500 Total Return Index	3.85%	7.84%	15.43%	11.16%	16.37%	12.29%
US OE Allocation- 50% to 70% Equity	3.11%	6.32%	9.02%	5.14%	8.84%	6.37%

The maximum sales charge (load) for Class A is 5.75%. Dividends are not assured. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855-226-3863. Total Annual Fees are 1.73% (Data source from both Morningstar and Gemini 9.30.16)

It feels great to be near the top of our category for the year, but we do not focus on short-term performance results. We believe investing, by nature, is a long-term process and requires at least five years to properly evaluate results. This will be our focus and the basis for our decision-making process. Our desire is to partner with you, the investor, to deliver on our specified objectives for many years to come, so you have a great investing experience.

We believe investing is like growing an orchard. The true value is in the fruit that is produced each year. In the short term, the value of each tree and the whole orchard will fluctuate. But over time, the value of the orchard will reflect the consistent and growing yield coming from the trees each year. This is what we seek to do for our investors – create an orchard of investments that produce yield (cash flow) year after year.

While short-term returns can vary significantly, we believe chance of permanent capital loss for patient investors in our funds is extremely low. This is because of our focus on cash flow generation – seeking investments that produce cash flow now and are likely to do so long into the future. As we have no control over short-term market fluctuations, we suggest only investing in our funds if you intend to hold them for at least 3-5 years. A decision to invest should be based on our long-term track record – it would be foolish to sell based on a short-term (less than 3 years) result.

We consider each investor in our fund to be a partner. We are honored to meet many of you and know there are many more we will never meet. Even so, we value each one and are honored to serve you.

Objective 1 - High Rate of Gains / Cash Flow

While total return results are best gauged over a period of 5 years or more, cash flow can give investors something to hold on to in the shorter term. In this fund, cash flow is our primary focus. We want retirees and those close to retirement to feel confident in the stability of their cash flow – which is more important than total return to their daily lifestyle. At the same time, due to the currently low interest rates, many retirees must maintain exposure to equities to reduce the probability of outliving their savings. While the flat income streams from many retirement income vehicles may fail to keep up with inflation, this fund seeks to provide an income stream that will increase over time to keep up and/or outpace inflation.

Reinvesting this cash flow can be a great way for younger investors to build wealth as well.

We have delivered a quarterly target distribution for the past 22 quarters and have paid our target of $.14 over the past four quarters. We remain focused on our objective of maintaining and increasing this distribution in the future.

Objective 2 - Total Return

Nearly all investors hope to realize strong total returns and we have utilized this strategy for over a decade to do so. As mentioned above, this is a long-term objective, best evaluated over periods of at least five years and this is the first time we can discuss results for that amount of time. Our trailing 5 year annualized return is 10.92%, which puts us in the 15th percentile for our Morningstar category – Allocation 50% - 70% Equity. We will continue to evaluate rolling 5 year periods moving forward.

Objective 3 - Lower volatility than common stocks

One of the best ways to help investors stay invested during difficult times is to reduce the volatility they experience. This can often be a difficult proposition when trying to fulfill income and total return objectives as well. This fund seeks to do all three, but will give preference to the first two.

While we believe we have delivered on this for most of our history, we endured a period of time over the last two years where volatility was far greater than we intended. We have taken steps to reduce the relative volatility of the fund and believe we have made significant progress.

We don’t believe daily volatility (beta) is what concerns most investors. The primary concern, and therefore ours in this objective, is the size of a pullback in a down market. We seek to experience even less drawdown in such periods. This is a more difficult measure as we don’t know when or why pullbacks will occur, but we believe there are things we can do to increase the probability of success in this area while still keeping the priority of our first two objectives.

At the same time, we welcome volatility in the market as it typically provides for greater option premiums and long-term buying opportunities. While volatility can be painful in the short-run, especially when it is not expected, we must be willing to accept some of it to achieve attractive real returns over time. We believe this recent volatility has given us some exceptional opportunities and we are actively working to capture them!

Conclusion

We are very pleased with our performance the year and believe it showed the power of our strategy and discipline. After experiencing a difficult period, we stayed true to our beliefs and produced a strong relative performance for the year.

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver solid results moving forward.

Market Review

The first half of the fiscal year experienced heightened volatility as the S&P 500 dropped roughly over 10% to start 2016. But, it bottomed in mid-February and has completely recovered to new highs. At the same time, bonds have performed well as interest rates have fallen as expectations for Fed rate hikes have been reduced.

After dropping roughly 70%, oil prices bottomed in February and have since nearly doubled to get back around $50 per barrel. This led to a strong rally in many parts of the energy sector and we believe stabilization in the energy markets is likely by the end of the year.

The Federal Reserve raised rates .25% in December 2015, indicating they would likely raise 4 times in 2016. While no raises have happened as of 9/30/16, we do still expect a raise in December, but that may be it for a while.

Overall, volatility (VIX) has been lower than average for the last five years based on our calculations. Our research shows these trends in volatility seem to last around 4-5 years, so we are expecting a period of heightened volatility for the next several years. This doesn’t necessarily mean the market will do poorly, but it will likely shake out skittish investors and create opportunities for us.

Camelot - Premium Return Fund Commentary

Returns – The return for the Fund for this fiscal year was 14.83% (Class A shares at NAV)1 versus 15.43% for the S&P 500 Total Return Index and 9.07% for the average fund in our Morningstar Category (Allocation – 50% - 70% Equity).

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had realized gains spread over dozens of positions, most of which were put and call options, and over $1.5 million in investment income (dividends & interest). Only one individual equity or option position comprises more than 5% of the overall portfolio. Our greatest contributors were primarily energy, materials, and real estate companies, which recovered from the decline they experienced the year before.

Detractors – Naturally, not all of our positions produce gains, especially in the short-term. The greatest detractors this fiscal year were several positions in the finance and consumer discretionary sectors as economic activity has disappointed the markets and hampered growth in these areas. As the end of the fiscal year is a snapshot in time, we believe many of these detractors hold tremendous opportunity and we were just early in scooping up bargains.

Our largest equity position is once again American Capital Ltd (5.73%).

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is back in balance between equity holdings (dividend-paying stocks and/or stocks with covered calls) and put positions as we recovered much of the upside potential in many of our positions and are actively seeking to reduce risk. We typically seek to have more than 50% of our portfolio in an option writing positions (put or covered call).

Dividend – We have continued to deliver our quarterly dividend since inception (23 quarters). We hope to maintain a steady quarterly dividend of $0.14 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution.

Excalibur – Small Cap Income Fund

The market environment for a small cap value fund seems to have turned the corner after a very difficult period.

We are pleased with the Fund’s recovery and believe there is still more room for improvement. We will continue to strive to deliver on the Fund’s two objectives.

We delivered on our primary objective of delivering strong cash flow. We have maintained a $.10 quarterly distribution over the last four quarters, which we hope to maintain and increase over time.

Excalibur is designed to allow all investors to gain exposure to small caps and stay invested according to plan by generating consistent cash flow. We believe this fund is extremely unique in the small cap space and we believe it can be one of the most consistent & highest yielding funds in its category. Of course, there are no guarantees we will be able to achieve that.

Objective 1 – Consistent & Growing Income Stream

See notes under Objective 1 for the Camelot Fund.

We are pleased with the progress on this objective as we maintained a $.10 quarterly distribution, which is our target. We intend to maintain this as consistently as possible and increase it over time. Based on the 9/30/2016 NAV of $8.03, this should equate to a very nice cash flow, especially for a small-cap fund.

Objective 2 - Total Return

The fund’s return was 12.56%, which was below the Russell 2000, which grew 15.47%, and behind our category (Small Value) average of 14.51%, putting us in the 67th percentile.

Conclusion

We believe we achieved our target on the first objective – cash flow. As the second objective – total return – is a long-term measure, in our opinion it is too soon to declare success or failure on this measure, but we believe we showed a recovery and have some additional making-up do to over the next couple years.

Market Review

Small caps (measured by the Russell 2000) started the year continuing to under-perform larger companies (measured by the S&P 500), but staged a strong recovery over the last two quarters to pull about even for the year. We still believe the valuations are exceptionally attractive for many of the companies in our portfolio.

Excalibur – Small Cap Income Fund Commentary

Returns – The return for the Fund for this fiscal year was 12.56% (Class A shares at NAV)1 versus 15.47% for the Russell 2000 Total Return index and 14.51% for the average fund in our Morningstar Category (Small Value), which was the first year of positive returns for the category after two negative years.

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had realized gains spread over several dozen positions, most of which were put and call options, and over $250, in investment income (dividends & interest). No individual equity or option position comprises more than 5% of the overall portfolio. The greatest contributors were primarily energy, materials, and real estate companies, which recovered from the decline they experienced the year before.

Detractors – Our greatest detractors were primarily companies in the consumer discretionary sector as economic activity has disappointed the markets and hampered growth.

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is primarily outright equity holdings in dividend-paying stocks (around 80%) and put or covered call positions (around 20%). This weighting is tilted more toward stock holdings than normal as we believe there are opportunities and hope to generate most of our quarterly dividend from dividends and interest as opposed to option premiums. However, the portfolios composition will fluctuate over time as markets fluctuate and different positions become more attractive.

Dividend – We maintained our quarterly dividend of $.10. We hope to maintain a steady quarterly dividend of $0.10 per share, increasing over time, but there is no guarantee this will happen as we must have investment income or realized gains in order to meet our target distribution.

Final Remarks

We believe this year proved what we wrote last year:

“Discipline is demonstrated in tough times and rewarded during the good times. We make no predictions about when things will be good, bad, or ugly. As such, we will remain disciplined to our strategy, which focuses on companies producing what we believe to be strong cash flow. We believe this gives us a high probability of continuing to meet your objectives for a long time to come. We know that markets will continue to go up and down and believe a consistent discipline will ultimately reward a patient investor.”

Thank you to all our shareholders for the faith and trust you have placed in us. We are blessed and honored to be a part of your portfolio and take the responsibility seriously. Also, we thank all the advisors who utilize our funds for their clients. We know the risk you take every time you make a recommendation and will work hard to make sure your clients have a great investment experience.

May God bless you greatly in the coming year!

Kind Regards,

Darren T. Munn, CFA

Chief Investment Officer

Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. Past performance or ranking is not indicative of future results.

(a)	Past performance is not indicative of future results. Specifically, there is no assurance that the Fund will achieve its investment objective or be profitable in the future. There can be no assurance that any investment discussed in this presentation will achieve results comparable to what is discussed herein, or avoid losses.

(b)	Unless otherwise specified, all performance results are as of September 30, 2016.

(c)	Certain portions of this presentation include information regarding the performance of various sectors, indices, or the economy in general. Such information is taken from various sources, and while believed to be reliable, is not necessarily independently verified by Camelot Portfolios LLC, and accordingly, such information should not be relied upon in making any investment decisions.

(d)	Russell 2000 Index is a market capitalization-weighted index designed to measure the performance of the small-cap segment of the U.S. equity market. S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. You cannot invest directly in an index. Accordingly, performance results for investment indexes do not reflect the deduction of transaction and/or custodial charges or the deduction of an investment-management fee, the incurrence of which would have the effect of decreasing historical performance results.

(e)	Nothing in this communication should be in any way be interpreted as investment advice. Any person or entity considering an investment in a fund managed by Camelot Portfolios LLC should carefully review the prospectus relative to that fund, and consult with appropriate legal, tax and investment professionals. Any person in receipt of this communication should consult the same professionals before acting on any of the commentary presented herein, as this communication is not a substitute for personalized investment advice.

(f)	Certain statements in this presentation are based on information that is deemed valid as of the date of the presentation. Changes in circumstances, even minor ones, can materially alter the economic outlook, the outlook for a given investment or for an entire fund.

(g)	This communication presents specific information regarding specific investments made by one or more of the Camelot funds. These investments are presented for educational and demonstrative purposes only, and are not intended to represent the performance of any fund as a whole, or to be in any way indicative of the performance a Camelot fund should achieve in the future. There are many other investments made by each Camelot fund not presented here. For a full list of investments and returns related to any of the funds discussed herein, please contact Jennifer Rogers at Jennifer.rogers@camelotportfolios.com. 4754-NLD-10/27/2016 A313

Camelot Premium Return Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2016

The Fund’s performance figures(1) for each of the periods ended September 30, 2016, compared to its benchmark:

	One Year Return	Three Year Return	Five Year Return	Since Inception(3)
Class A	14.83% (4)	5.17%	10.48%	6.54%
Class A with 5.75% load	8.27% (4)	3.11%	9.18%	5.45%
Class C	14.05% (4)	4.40%	9.98%	6.03%
S&P 500 Total Return Index(2)	15.43%	11.16%	16.37%	12.29%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization and extraordinary expenses such as litigation) at 1.50% through January 31, 2017. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(3)	Inception date is December 27, 2010

(4)	Not inclusive of adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for returns for shareholder transactions may differ from the net asset values and returns for financial reporting purposes.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	18.3%
Closed-End Funds	9.2%
Retail	7.8%
Oil & Gas	7.7%
Investment Companies	7.7%
Pipelines	7.1%
Banks	5.8%
Telecommunications	5.6%
Transportation	4.8%
Auto Manufacturers	4.7%
Other/Cash & Equivalents	21.3%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Excalibur Small Cap Income Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2016

The Fund’s performance figures(1) for each of the periods ended September 30, 2016, compared to its benchmark:

	One Year Return	Since Inception(3)
Class A	12.56% (4)	(2.37)%
Class A with 5.75% load	6.06% (4)	(4.45)%
Class C	12.07% (4)	(2.33)%
Russell 2000 Total Return Index(2)	15.47%	4.13%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization and extraordinary expenses such as litigation) at 1.50% through January 31, 2017. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses would have been 2.51% and 3.26% for the Fund’s Class A and Class C shares, respectively, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The Russell 2000 Index measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on total market capitalization.

(3)	Inception date is December 31, 2013

(4)	Not inclusive of adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for returns for shareholder transactions may differ from the net asset values and returns for financial reporting purposes.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	27.5%
Retail	19.4%
Investment Companies	9.4%
Commerical Services	5.1%
Real Estate	4.8%
Transportation	4.1%
Pipelines	3.9%
Entertainment	3.6%
Oil & Gas Services	3.5%
Mining	2.6%
Other/Cash & Equivalents	16.1%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Premium Return Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Principal		Fair Value
	BONDS - 1.3%
	RETAIL - 0.9%
$500,000	Men’s Wearhouse, Inc., 7.000%, 7/1/2022	$467,500

	TELECOMMUNICATIONS - 0.4%
260,000	Frontier Communications Corp., 6.875%, 1/15/2025	231,075

	TOTAL BONDS (Cost $588,776)	698,575

Shares
	CLOSED-END FUNDS - 9.2%
32,134	Ares Dynamic Credit Allocation Fund, Inc.	477,190
10,000	Avenue Income Credit Strategies Fund	129,700
20,000	Barings Global Short Duration High Yield Fund	372,600
40,000	Deutsche Multi-Market Income Trust	342,000
37,033	Diversified Real Asset Income Fund	638,449
20,000	Eaton Vance Limited Duration Income Fund	274,200
40,000	Eaton Vance Senior Income Trust	257,600
30,000	First Trust High Income Long/Short Fund	467,700
30,000	Invesco Dynamic Credit Opportunities Fund	352,800
40,000	Invesco Senior Income Trust	173,200
30,000	Nuveen Short Duration Credit Opportunities Fund	505,200
20,000	PIMCO Dynamic Credit and Mortgage Income Fund	407,800
20,000	Prudential Global Short Duration High Yield Fund, Inc.	302,200
20,000	Prudential Short Duration High Yield Fund, Inc.	319,800
	TOTAL CLOSED-END FUNDS (Cost $5,055,634)	5,020,439

	COMMON STOCKS - 60.8%
	AUTO MANUFACTURERS - 4.7%
145,600	Ford Motor Co. (d)(e)	1,757,392
20,000	Tata Motors Ltd. - ADR (d)	799,600
		2,556,992
	BANKS - 4.2%
40,000	Barclays PLC - ADR	347,600
6,900	Capital One Financial Corp. (a)(e)	495,627
20,000	Citigroup, Inc. (e)	944,600
42,500	ING Groep NV - ADR	524,450
		2,312,277
	BUILDING MATERIALS - 1.5%
103,016	Cemex SAB de CV - ADR (d)(e)*	817,947

	COAL - 0.0%
1,333	Peabody Energy Corp. (c)*	2,066

	COMMERCIAL SERVICES - 4.2%
288,400	Apollo Education Group, Inc. (e)*	2,292,780

	COMPUTERS - 4.5%
22,000	Apple, Inc. (a)(d)(e)	2,487,100

	DISTRIBUTION/WHOLESALE - 0.1%
5,000	Triton International Ltd.	65,950

	DIVERSIFIED FINANCIAL SERVICES - 1.1%
10,000	Discover Financial Services (d)	565,500
1,200	PJT Partners, Inc. (c)	32,724
		598,224
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.0%
30,000	Emerson Electric Co. (d)	1,635,300

	ENGINEERING & CONSTRUCTION - 1.0%
10,000	Fluor Corp. (d)	513,200

	ENTERTAINMENT - 0.8%
20,000	Regal Entertainment Group - CL. A	435,000

See accompanying notes to financial statements.

Camelot Premium Return Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Fair Value
	COMMON STOCKS (Cont.) - 60.8%
	FOOD - 0.5%
9,900	Whole Foods Market, Inc.	$280,665

	HOME BUILDERS - 0.0%
700	PulteGroup, Inc.	14,028

	INTERNET - 1.6%
600	Priceline Group, Inc. (a)(d)*	882,894

	INVESTMENT COMPANIES - 7.7%
190,100	American Capital Ltd. (a)*	3,214,591
50,000	Apollo Investment Corp.	290,000
30,000	Ares Capital Corp.	465,000
30,000	Prospect Capital Corp. (e)	243,000
		4,212,591
	LEISURE TIME - 2.0%
14,100	Polaris Industries, Inc. (c)	1,091,904

	MINING - 0.1%
6,000	South32 Ltd. - ADR	55,980

	OIL & GAS - 7.7%
15,500	Devon Energy Corp. (d)	683,705
15,000	Ensco PLC - CL. A	127,500
32,500	HollyFrontier Corp.	796,250
20,000	Hugoton Royalty Trust	47,200
30,000	Marathon Petroleum Corp.	1,217,700
500,000	Penn West Petroleum Ltd. (d)*	905,000
35,000	Petroleo Brasileiro SA - ADR (d)*	326,550
40,000	Seadrill Ltd. (c)*	94,800
42,600	Whiting USA Trust II - Trust Unit	29,820
		4,228,525
	PACKAGING & CONTAINERS - 1.3%
40,000	Owens-Illinois, Inc. (a)(d)*	735,600

	PIPELINES - 1.4%
31,931	Kinder Morgan, Inc.	738,564

	REAL ESTATE - 0.6%
2,500	Jones Lang LaSalle, Inc. (e)	284,475
636	RMR Group, Inc.	24,130
		308,605
	RETAIL - 6.9%
15,000	Bed Bath & Beyond, Inc.	646,650
10,000	Buckle, Inc.	240,300
3,000	Chipotle Mexican Grill, Inc. - Cl. A (a)*	1,270,500
40,000	GameStop Corp. (c)(d)(e)	1,103,600
10,000	Williams-Sonoma, Inc. (d)(e)	510,800
		3,771,850
	SOFTWARE - 0.1%
2,500	First Data Corp. (e) *	32,900

	TELECOMMUNICATIONS - 1.7%
60,000	America Movil SAB de CV Series L - ADR (a)(e)	686,400
5,000	Millicom International Cellular SA	261,000
		947,400
	TRANSPORTATION - 4.1%
10,000	CSX Corp. (d)	305,000
20,000	Norfolk Southern Corp. (d)(e)	1,941,200
		2,246,200

	TOTAL COMMON STOCKS (Cost $39,412,429)	33,264,542

See accompanying notes to financial statements.

Camelot Premium Return Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 12.4%
40,000	AGNC Investment Corp. (a)	$781,600
50,750	Annaly Capital Management, Inc.	532,875
29,378	Ares Commercial Real Estate Corp.	370,163
15,000	Care Capital Properties, Inc. (d)(e)	427,500
30,000	CYS Investments, Inc.	261,600
49,000	Government Properties Income Trust	1,108,380
10,000	One Liberty Properties, Inc.	241,600
20,302	Silver Bay Realty Trust Corp.	355,894
86,193	Two Harbors Investment Corp.	735,226
71,199	VEREIT, Inc.	738,334
100,000	Washington Prime Group, Inc. (d)(e)	1,238,000
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $6,928,140)	6,791,172

	EXCHANGE-TRADED FUNDS (ETFs) - 0.9%
	DEBT FUNDS - 0.9%
10,000	First Trust Exchange-Traded Fund IV First Trust Tactical High Yield ETF	486,400
	TOTAL EXCHANGE TRADED FUNDS (Cost $512,600)	486,400

	LIMITED PARTNERSHIPS - 8.9%
	PIPELINES - 5.7%
34,564	Energy Transfer Partners LP (a)	1,278,868
30,000	Enterprise Products Partners LP (a)	828,900
27,200	Williams Partners LP (d)	1,011,568
		3,119,336
	PRIVATE EQUITY - 2.8%
50,000	Blackstone Group LP (e)	1,276,500
20,000	KKR & Co. LP	285,200
		1,561,700
	REAL ESTATE - 0.4%
9,000	Brookfield Property Partners LP	206,280

	TOTAL LIMITED PARTNERSHIPS (Cost $6,227,443)	4,887,316

	PREFERRED STOCK - 12.0%
	BANKS - 1.6%
20,000	Morgan Stanley Co., 4.000%, Perpetual	485,000
17,300	Popular Capital Trust II, 6.125%, 12/31/2034	391,672
		876,672
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
3,000	SLM Corp., 2.550%, Perpetual ****	148,350

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.9%
20,000	AGNC Investment Corp., 8.000%, Perpetual	522,100
30,000	Annaly Capital Management, Inc., 7.500%, Perpetual	757,500
15,000	ARMOUR Residential REIT, Inc., 7.875%, Perpetual	348,600
5,000	Ashford Hospitality Trust, Inc., 8.450%, Perpetual	127,300
5,000	Ashford Hospitality Trust, Inc., 8.550%, Perpetual	126,000
21,350	CYS Investments, Inc., 7.750%, Perpetual	532,042
15,000	Invesco Mortgage Capital, Inc. 7.750%, Perpetual	375,450
18,396	NorthStar Realty Finance Corp., 8.250%, Perpetual	466,522
		3,255,514

See accompanying notes to financial statements.

Camelot Premium Return Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Fair Value
	PREFERRED STOCK (Cont.) - 12.0%
	TELECOMMUNICATIONS - 3.5%
23,000	Frontier Communications Corp., 11.125%, 6/29/2018	$1,929,930

	TRANSPORTATION - 0.7%
15,000	Seaspan Corp., 8.250%, Perpetual	374,850

	TOTAL PREFERRED STOCK (Cost $6,556,928)	6,585,316

Contracts***
	SCHEDULE OF CALL OPTIONS PURCHASED - 0.1% *
2,000	Frontier Communications Corp.
	Expiration January 2018, Exercise Price $5.00	60,000
	TOTAL CALL OPTIONS PURCHASED (Cost $70,339)	60,000

Shares
	SHORT-TERM INVESTMENTS - 2.5%
1,392,361	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.27%** (b)	1,392,361
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,392,361)	1,392,361

	TOTAL INVESTMENTS IN LONG SECURITIES - 108.1% (Cost $66,744,650) (f)	$59,186,121
	TOTAL CALL OPTIONS WRITTEN - (0.9)% (Premiums Received $588,864) (f)	(498,558)
	TOTAL PUT OPTIONS WRITTEN - (0.8)% (Premiums Received $464,828) (f)	(463,933)
	TOTAL SECURITIES SOLD SHORT - (1.5)% (Proceeds $935,774) (f)	(815,888)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.9)%	(2,667,449)
	TOTAL NET ASSETS - 100.0%	$54,740,293

Contracts***		Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.9)% *
100	Apple, Inc.
	Expiration November 2016, Exercise Price $110.00	$56,000
75	Care Capital Properties, Inc.
	Expiration November 2016, Exercise Price $30.00	3,000
500	Cemex SAB de CV - ADR
	Expiration October 2016, Exercise Price $9.00	7,000
100	CSX Corp.
	Expiration November 2016, Exercise Price $29.00	20,200
155	Devon Energy Corp.
	Expiration October 2016, Exercise Price $40.00	70,215
100	Discover Financial Services
	Expiration October 2016, Exercise Price $60.00	1,500
200	Emerson Electric Co.
	Expiration December 2016, Exercise Price $55.00	35,000
100	Fluor Corp.
	Expiration October 2016, Exercise Price $55.00	1,500
250	Ford Motor Co.
	Expiration October 2016, Exercise Price $14.00	250
2,000	Frontier Communications Corp.
	Expiration January 2018, Exercise Price $5.50	30,000
200	GameStop Corp.
	Expiration October 2016, Exercise Price $33.00	200
50	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration December 2016, Exercise Price $16.00	1,350
50	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration December 2016, Exercise Price $38.00	16,650
50	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration January 2017, Exercise Price $19.00	1,450

See accompanying notes to financial statements.

Camelot Premium Return Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Contracts***		Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN (Cont.) - (0.9)% *
100	Norfolk Southern Corp.
	Expiration December 2016, Exercise Price $95.00	$48,500
400	Owens-Illinois, Inc.
	Expiration November 2016, Exercise Price $20.00	16,000
2,500	Penn West Petroleum Ltd.
	Expiration December 2016, Exercise Price $2.00	50,000
350	Petroleo Brasileiro SA - ADR
	Expiration October 2016, Exercise Price $9.00	22,050
6	Priceline Group, Inc.
	Expiration October 2016, Exercise Price $1,400.00	46,728
10	SPDR S&P 500 ETF Trust
	Expiration December 2016, Exercise Price $215.00	6,090
200	Tata Motors Ltd. - ADR
	Expiration October 2016, Exercise Price $40.00	25,000
250	Washington Prime Group, Inc.
	Expiration January 2017, Exercise Price $12.50	16,875
100	Williams Partners LP
	Expiration October 2016, Exercise Price $37.50	13,000
100	Williams-Sonoma, Inc.
	Expiration November 2016, Exercise Price $55.00	10,000
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $588,864)	$498,558

	SCHEDULE OF PUT OPTIONS WRITTEN - (0.8)% *
25	Allegiant Travel Co.
	Expiration October 2016, Exercise Price $140.00	$23,375
250	America Movil SAB de CV Series L - ADR
	Expiration November 2016, Exercise Price $12.00	24,375
15	Apollo Education Group, Inc.
	Expiration October 2016, Exercise Price $10.00	1,725
1	Apollo Education Group, Inc.
	Expiration November 2016, Exercise Price $10.00	210
500	Apollo Education Group, Inc.
	Expiration January 2017, Exercise Price $9.00	84,750
50	Apple, Inc.
	Expiration November 2016, Exercise Price $105.00	7,350
100	Blackstone Group LP
	Expiration December 2016, Exercise Price $25.00	11,000
50	Capital One Financial Corp.
	Expiration December 2016, Exercise Price $80.00	44,250
75	Care Capital Properties, Inc.
	Expiration November 2016, Exercise Price $30.00	12,938
500	Cemex SAB de CV - ADR
	Expiration October 2016, Exercise Price $5.00	1,000
100	Citigroup, Inc.
	Expiration October 2016, Exercise Price $42.50	1,700
25	Cracker Barrel Old Country Store, Inc.
	Expiration December 2016, Exercise Price $135.00	19,200
175	First Data Corp.
	Expiration October 2016, Exercise Price $12.00	1,750
250	Ford Motor Co.
	Expiration October 2016, Exercise Price $13.00	23,750
75	Ford Motor Co.
	Expiration December 2016, Exercise Price $12.00	3,975
1,000	Frontier Communications Corp.
	Expiration November 2016, Exercise Price $4.50	38,000
200	GameStop Corp.
	Expiration October 2016, Exercise Price $30.00	51,800
50	Grand Canyon Education, Inc.
	Expiration December 2016, Exercise Price $40.00	9,750

See accompanying notes to financial statements.

Camelot Premium Return Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Contracts***		Fair Value
	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (0.8)% *
45	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration October 2016, Exercise Price $33.00	$6,660
25	Jones Lang LaSalle, Inc.
	Expiration December 2016, Exercise Price $115.00	18,125
50	Norfolk Southern Corp.
	Expiration December 2016, Exercise Price $90.00	250
10	Panera Bread Co.
	Expiration November 2016, Exercise Price $200.00	10,300
200	Prospect Capital Corp.
	Expiration November 2016, Exercise Price $8.00	5,200
100	Under Armour, Inc.
	Expiration January 2017, Exercise Price $35.00	14,500
250	Washington Prime Group, Inc.
	Expiration January 2017, Exercise Price $12.50	25,000
100	Williams-Sonoma, Inc.
	Expiration November 2016, Exercise Price $50.00	23,000
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $464,828)	$463,933

Shares
	SECURITIES SOLD SHORT - (1.5)% *
	EQUITY FUNDS - (1.5)%
11,250	iPATH S&P 500 VIX Short-Term Futures ETN	$383,288
2,000	SPDR S&P500 ETF Trust	432,600
	TOTAL SECURITIES SOLD SHORT (Proceeds $935,774)	$815,888

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

ETN - Exchange-Traded Note

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2016

***	One contract is equivalent to 100 shares of common stock.

****	Variable Rate as of September 30, 2016

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2016. Total collateral had a market value of $1,392,361 at September 30, 2016.

(c)	All or a portion of the security is out on loan at September 30, 2016. Total loaned securities had a market value of $1,389,915 at September 30, 2016.

(d)	Subject to call options written.

(e)	Subject to put options written.

(f)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $64,263,063, including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,759,755
Unrealized depreciation	(11,615,076)
Net unrealized depreciation	$(6,855,321)

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Principal		Fair Value
	BONDS - 4.4%
	RETAIL - 4.4%
$425,000	Men’s Wearhouse, Inc., 7.000%, 7/1/2022	$397,375
	TOTAL BONDS (Cost $307,363)	397,375

Shares
	COMMON STOCKS - 49.7%
	AGRICULTURE - 2.0%
5,000	Andersons, Inc. (d)	180,900

	BEVERAGES - 0.3%
3,000	Crimson Wine Group Ltd. *	25,950

	COMMERCIAL SERVICES - 5.1%
55,000	Apollo Education Group, Inc. *	437,250
4,000	Textainer Group Holdings Ltd. (c)	29,960
		467,210
	DISTRIBUTION/WHOLESALE - 1.5%
10,000	Triton International Ltd. (e)	131,900

	ENERGY-ALTERNATE SOURCES - 1.7%
13,960	FutureFuel Corp.	157,469

	ENTERTAINMENT - 3.6%
15,000	Regal Entertainment Group - Cl. A (e)	326,250

	ENVIRONMENTAL CONTROL - 0.9%
5,000	Covanta Holding Corp.	76,950

	HEALTHCARE-PRODUCTS - 0.2%
14,500	Female Health Co. *	17,690

	INVESTMENT COMPANIES - 6.1%
20,000	American Capital Ltd. *	338,200
10,000	Apollo Investment Corp.	58,000
20,000	Prospect Capital Corp.	162,000
		558,200
	IRON/STEEL - 0.6%
10,000	Cliffs Natural Resources, Inc. *	58,500

	MEDIA - 0.5%
7,000	Salem Media Group, Inc. (e)	41,160

	METAL FABRICATE/HARDWARE - 1.1%
9,193	Ampco-Pittsburgh Corp.	101,950

	MINING - 2.0%
2,500	Compass Minerals International, Inc.	184,250

	OIL & GAS - 1.4%
2,000	Atwood Oceanics, Inc.	17,380
4,450	CVR Energy, Inc. (c)	61,276
20,000	Penn West Petroleum Ltd.	36,200
23,500	Whiting USA Trust II	16,450
		131,306
	OIL & GAS SERVICES - 1.8%
17,299	Gulf Island Fabrication, Inc.	159,151

	REAL ESTATE - 4.0%
107	RMR Group, Inc.	4,060
6,000	St. Joe Co. (d)*	110,280
40,000	Xinyuan Real Estate Co. Ltd. - ADR (d)	252,800
		367,140

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Fair Value
	COMMON STOCKS (Cont.) - 49.1%
	RETAIL - 15.0%
300	American Eagle Outfitters, Inc.	$5,358
6,000	Bob Evans Farms, Inc.	229,800
11,000	Buckle, Inc. (c)(e)	264,330
4,000	Cheesecake Factory, Inc. (e)	200,240
20,000	Chico’s FAS, Inc.	238,000
100	Cracker Barrel Old Country Store, Inc. (e)	13,222
19,180	Destination Maternity Corp. *	135,794
10,000	GameStop Corp. (d)	275,900
		1,362,644
	TELECOMMUNICATIONS - 0.5%
26,955	RF Industries Ltd.	47,980

	TRANSPORTATION - 1.4%
10,000	Ardmore Shipping Corp.	70,400
1,300	Matson, Inc.	51,844
		122,244

	TOTAL COMMON STOCKS (Cost $6,138,447)	4,518,844

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 22.2%
25,000	Ares Commercial Real Estate Corp. (a)	315,000
3,125	ARMOUR Residential REIT, Inc. (c)	70,437
5,000	Care Capital Properties, Inc.	142,500
5,000	Corrections Corp. of America	69,350
20,000	CYS Investments, Inc.	174,400
10,000	Government Properties Income Trust	226,200
7,000	Invesco Mortgage Capital, Inc.	106,610
15,000	MTGE Investment Corp. (a)	257,850
400	One Liberty Properties, Inc.	9,664
1,000	Silver Bay Realty Trust Corp.	17,530
30,000	Two Harbors Investment Corp.	255,900
30,000	Washington Prime Group, Inc.	371,400
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $2,205,069)	2,016,841

	LIMITED PARTNERSHIPS - 14.5%
	CHEMICALS - 1.1%
900	Terra Nitrogen Co. LP	101,097

	DIVERSIFIED FINANCIAL SERVICES - 1.0%
5,000	Ares Management LP	87,050

	INVESTMENT COMPANIES - 1.9%
10,000	Compass Diversified Holdings	173,800

	MINING - 0.6%
4,000	Emerge Energy Services LP *	52,160

	OIL & GAS - 0.3%
3,500	CVR Refining LP	30,695

	OIL & GAS SERVICES - 1.7%
15,000	CSI Compressco LP	158,850

	PIPELINES - 3.9%
5,000	Boardwalk Pipeline Partners LP	85,800
5,000	Holly Energy Partners LP	169,650
2,000	NuStar Energy LP	99,160
		354,610
	REAL ESTATE - 1.3%
5,000	Brookfield Property Partners LP	114,600

	TRANSPORTATION - 2.7%
12,500	Martin Midstream Partners LP	250,500

	TOTAL LIMITED PARTNERSHIPS (Cost $1,812,561)	1,323,362

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Fair Value
	PREFERRED STOCK - 6.7%
	INVESTMENT COMPANIES - 1.4%
5,000	Prospect Capital Corp., 6.250%, 6/15/2024	$128,150

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.3%
10,000	ARMOUR Residential REIT, Inc., 7.875%, Perpetual	232,400
5,000	CYS Investments, Inc., 7.750%, Perpetual	124,600
5,000	Invesco Mortgage Capital, Inc., 7.750%, Perpetual	125,150
		482,150

	TOTAL PREFERRED STOCK (Cost $531,510)	610,300

	SHORT-TERM INVESTMENTS - 6.7%
232,381	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.27%**	232,381
378,674	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.27%** (b)	378,674

	TOTAL SHORT-TERM INVESTMENTS (Cost $611,055)	611,055
	TOTAL INVESTMENTS IN LONG SECURITIES - 104.2% (Cost $11,606,005) (f)	$9,477,777
	TOTAL CALL OPTIONS WRITTEN - (0.3)% (Premiums Received $26,827) (f)	(29,193)
	TOTAL PUT OPTIONS WRITTEN - (0.5)% (Premiums Received $43,155) (f)	(48,200)
	TOTAL SECURITIES SOLD SHORT - (1.5)% (Proceeds $130,378) (f)	(133,839)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%	(172,945)
	TOTAL NET ASSETS - 100.0%	$9,093,600

Contracts***		Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.3)% *
25	Andersons, Inc.
	Expiration December 2016, Exercise Price $35.00	$5,938
50	GameStop Corp.
	Expiration October 2016, Exercise Price $31.00	225
10	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration January 2017, Exercise Price $19.00	290
60	St. Joe Co.
	Expiration December 2016, Exercise Price $18.00	6,750
123	Xinyuan Real Estate Co. Ltd. - ADR
	Expiration October 2016, Exercise Price $5.00	15,990
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $26,827)	$29,193

	SCHEDULE OF PUT OPTIONS WRITTEN - (0.5)% *
40	Buckle, Inc.
	Expiration December 2016, Exercise Price $25.00	$8,900
20	Cheesecake Factory, Inc.
	Expiration October 2016, Exercise Price $50.00	2,200
10	Cracker Barrel Old Country Store, Inc.
	Expiration December 2016, Exercise Price $140.00	11,350
25	Grand Canyon Education, Inc.
	Expiration October 2016, Exercise Price $40.00	1,750
25	Grand Canyon Education, Inc.
	Expiration December 2016, Exercise Price $40.00	4,875
50	Olin Corp.
	Expiration November 2016, Exercise Price $19.00	3,000
50	Regal Entertainment Group - Cl. A
	Expiration October 2016, Exercise Price $22.50	4,500
100	Salem Media Group, Inc.
	Expiration December 2016, Exercise Price $5.00	3,250
50	Triton International Ltd.
	Expiration October 2016, Exercise Price $14.46	8,375
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $43,155)	$48,200

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Fair Value
	SECURITIES SOLD SHORT - (1.5)% *
	EQUITY FUNDS - (1.0)%
2,500	iPATH S&P 500 VIX Short-Term Futures ETN	$85,175

	REAL ESTATE - (0.5)%
7,700	Xinyuan Real Estate Co. Ltd. - ADR	48,664

	TOTAL SECURITIES SOLD SHORT (Proceeds $130,378)	$133,839

ADR - American Depositary Receipt

LP - Limited Partnership

ETN - Exchange-Traded Note

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

*	Non-Income producing security

**	Interest rate reflects seven-day effective yield on September 30, 2016.

***	One contract is equivalent to 100 shares of common stock.

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2016. Total collateral had a market value of $378,674 at September 30, 2016.

(c)	All or a portion of the security is out on loan at September 30, 2016. Total loaned securities had a market value of $376,561 at September 30, 2016.

(d)	Subject to call options written.

(e)	Subject to put options written.

(f)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $11,252,671 including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$754,015
Unrealized depreciation	(2,740,141)
Net unrealized depreciation	$(1,986,126)

See accompanying notes to financial statements.

Camelot Funds

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2016

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund
ASSETS
Investment securities:
At cost	$66,744,650	$11,606,005
At value (including collateral for loaned securities)	$59,186,121	$9,477,777
Deposit with Brokers	—	137,968
Dividends and interest receivable	154,003	48,488
Receivable for Fund shares sold	18,538	4,538
Receivable due from Advisor	—	16,776
Prepaid expenses and other assets	1,922	30,823
TOTAL ASSETS	59,360,584	9,716,370

LIABILITIES
Investment management fees payable	62,774	—
Due to Custodian	313,403
Payable upon return of securities loaned	1,392,361	378,674
Options written, at value (Premiums received $1,053,692, $69,982)	962,491	77,393
Due to Broker	831,294	—
Securities sold short (Proceeds $935,774, $130,378)	815,888	133,839
Distribution (12b-1) fees payable	136,742	3,746
Payable for Fund shares repurchased	47,431	7,199
Fees payable to other affiliates	10,031	—
Dividends on securities sold short payable	2,164	—
Accrued expenses and other liabilities	45,712	21,919
TOTAL LIABILITIES	4,620,291	622,770
NET ASSETS	$54,740,293	$9,093,600
Composition of Net Assets:
Paid in capital	$61,595,614	$11,101,284
Undistributed net investment income	718,509	163,798
Accumulated net realized loss from investments, options written, foreign currency transactions, and securities sold short	(226,387)	(32,382)
Net unrealized depreciation on investments, options written, foreign currency translations, and securities sold short	(7,347,443)	(2,139,100)
NET ASSETS	$54,740,293	$9,093,600
Net Asset Value Per Share:
Class A Shares:
Net Assets	$53,051,862	$9,093,591
Shares of beneficial interest outstanding (a)	5,540,921	1,131,845
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$9.57	$8.03
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$10.15	$8.52
Class C Shares:
Net Assets	$1,688,431	$9
Shares of beneficial interest outstanding (a)	177,374	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.52	$8.33 (c)

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)	Net assets divided by shares outstanding does not equal net asset value per share due to rounding.

See accompanying notes to financial statements.

Camelot Funds

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2016

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund

INVESTMENT INCOME
Dividends (net of withholding taxes of $10,323, $78 respectively)	$2,545,985	$440,551
Interest	47,121	28,552
Securities lending income - net	58,481	19,207
TOTAL INVESTMENT INCOME	2,651,587	488,310

EXPENSES
Investment management fees	561,160	85,433
Distribution (12b-1) fees:
Class A	135,944	21,358
Class C	17,384	—
Administration fees	107,622	18,934
MFund service fees	61,175	13,199
Registration fees	41,138	14,640
Non 12b-1 shareholder servicing fees	39,655	12,238
Printing and postage expenses	16,326	2,619
Compliance officer fees	14,111	10,540
Audit fees	13,007	12,966
Interest Expense	12,727	2,213
Custodian fees	12,437	4,586
Trustees fees and expenses	10,102	7,196
Legal Fees	9,069	5,909
Insurance expense	2,745	366
Dividends on securities sold short	2,164	—
Other expenses	3,085	2,086
TOTAL EXPENSES	1,059,851	214,283
Less: Fees waived and expenses reimbursed by the Manager	(43,781)	(62,351)
NET EXPENSES	1,016,070	151,932

NET INVESTMENT INCOME	1,635,517	336,378

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(1,461,676)	(271,156)
Options written	1,369,769	199,708
Foreign currency transactions	86	6
Distributions of realized gains by underlying investment companies	279	43,997
Net realized loss	(91,542)	(27,445)
Net change in unrealized appreciation on:
Investments	4,934,496	612,881
Options written	617,351	26,793
Foreign currency translations	6	—
Securities sold short	119,886	(3,461)
Net change in unrealized appreciation	5,671,739	636,213

NET REALIZED AND UNREALIZED GAIN	5,580,197	608,768

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,215,714	$945,146

See accompanying notes to financial statements.

Camelot Premium Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
FROM OPERATIONS
Net investment income	$1,635,517	$1,351,676
Net realized gain (loss) from investments, options written, and foreign currency transactions	(91,821)	4,616,738
Distributions of realized gains by underlying investment companies	279	9,025
Net change in unrealized appreciation (depreciation) of investments, options written, foreign currency translations, and securities sold short	5,671,739	(14,136,974)
Net increase (decrease) in net assets resulting from operations	7,215,714	(8,159,535)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,249,828)	(1,201,002)
Class C	(29,108)	(21,527)
From return of capital:
Class A	(1,480,107)	—
Class C	(43,812)	—
From net realized gains:
Class A	(2,831,485)	(3,545,947)
Class C	(92,544)	(108,323)
Net decrease in net assets from distributions to shareholders	(5,726,884)	(4,876,799)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	17,432,624	46,205,410
Class C	151,966	1,558,473
Net asset value of shares issued in reinvestment of distributions:
Class A	2,337,557	1,599,315
Class C	138,387	114,290
Payments for shares redeemed:
Class A	(27,574,200)	(29,055,450)
Class C	(594,794)	(351,899)
Net increase (decrease) in net assets from shares of beneficial interest	(8,108,460)	20,070,139

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,619,630)	7,033,805

NET ASSETS
Beginning of Year	61,359,923	54,326,118
End of Year *	$54,740,293	$61,359,923
*Includes undistributed net investment income of:	$718,509	$430,595

SHARE ACTIVITY
Class A:
Shares Sold	1,916,514	4,269,996
Shares Reinvested	265,967	156,336
Shares Redeemed	(3,063,307)	(2,760,869)
Net increase (decrease) in shares of beneficial interest outstanding	(880,826)	1,665,463

Class C:
Shares Sold	16,690	143,583
Shares Reinvested	15,838	11,170
Shares Redeemed	(68,130)	(33,551)
Net increase (decrease) in shares of beneficial interest outstanding	(35,602)	121,202

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
FROM OPERATIONS
Net investment income	$336,378	$305,913
Net realized gain (loss) from investments, options written, and foreign currency transactions	(71,442)	550,132
Distributions of realized gains by underlying investment companies	43,997	43,997
Net change in unrealized appreciation (depreciation) of investments, options written, and securities sold short	636,213	(2,071,327)
Net increase (decrease) in net assets resulting from operations	945,146	(1,215,282)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(283,785)	(229,078)
Class C	0 (a)	—
From return of capital:
Class A	(84,609)	—
Class C	0 (a)	—
From net realized gains:
Class A	(434,090)	(130,173)
Class C	0 (a)	0 (a)
Net decrease in net assets from distributions to shareholders	(802,484)	(359,251)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,098,007	3,747,985
Class C	1,000	0 (a)
Net asset value of shares issued in reinvestment of distributions:
Class A	285,323	127,934
Class C	0 (a)	0 (a)
Payments for shares redeemed:
Class A	(1,956,013)	(2,695,338)
Class C	(1,000)	—
Net increase in net assets from shares of beneficial interest	427,317	1,180,581

TOTAL INCREASE (DECREASE) IN NET ASSETS	569,979	(393,952)

NET ASSETS
Beginning of Year	8,523,621	8,917,573
End of Year *	$9,093,600	$8,523,621
*Includes undistributed net investment income of:	$163,798	$130,192

SHARE ACTIVITY
Class A:
Shares Sold	268,726	409,990
Shares Reinvested	38,128	14,726
Shares Redeemed	(259,288)	(295,562)
Net increase in shares of beneficial interest outstanding	47,566	129,154

Class C:
Shares Sold	127	0 (b)
Shares Reinvested	0 (b)	0 (b)
Shares Redeemed	(127)	—
Net increase in shares of beneficial interest outstanding	0 (b)	0 (b)

(a)	Rounds to less than one dollar

(b)	Rounds to less than one share.

See accompanying notes to financial statements.

Camelot Premium Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	September 30, 2016		September 30, 2015		September 30, 2014	September 30, 2013	September 30, 2012
Net asset value, beginning of year	$9.25		$11.21		$10.61	$10.08	$8.46
Activity from investment operations:
Net investment income (3)	0.27		0.21		0.20	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.98		(1.41)		1.26	1.01	2.12
Total from investment operations	1.25		(1.20)		1.46	1.24	2.31
Less distributions from:
Net investment income	(0.21)		(0.19)		(0.21)	(0.16)	(0.17)
Return of capital	(0.26)		—		—	—	—
Net realized gains	(0.46)		(0.57)		(0.65)	(0.55)	(0.52)
Total distributions	(0.93)		(0.76)		(0.86)	(0.71)	(0.69)
Net asset value, end of year	$9.57		$9.25		$11.21	$10.61	$10.08
Total return (1)	14.71	% (8)	(11.22	)% (8)	14.22%	12.78%	28.02%
Net assets, at end of year (000s)	$53,052		$59,401		$53,303	$31,970	$20,353
Ratio of gross expenses to average net assets (2)(4)(5)	1.86%		1.66%		1.75%	1.78%	2.03%
Ratio of net expenses to average net assets (4)(5)	1.78%		1.73	% (7)	1.75%	1.75%	1.77%
Ratio of net investment income to average net assets (4)(5)(6)	2.94%		2.00%		2.12%	2.26%	1.97%
Portfolio Turnover Rate	44%		38%		21%	29%	44%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method.

(4)	The ratios include 0.03% and 0.02% for the years ended September 30, 2016 and September 30, 2012 attributed to dividends from securities sold short and interest expense.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratio includes expense recapture by the Manager.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Camelot Premium Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	September 30, 2016		September 30, 2015		September 30, 2014	September 30, 2013	September 30, 2012
Net asset value, beginning of year	$9.20		$11.15		$10.58	$10.07	$8.42
Activity from investment operations:
Net investment income (3)	0.20		0.14		0.12	0.17	0.09
Net realized and unrealized gain (loss) on investments	0.99		(1.41)		1.25	0.99	2.15
Total from investment operations	1.19		(1.27)		1.37	1.16	2.24
Less distributions from:
Net investment income	(0.16)		(0.11)		(0.15)	(0.10)	(0.07)
Return of capital	(0.25)		—		—	—	—
Net realized gains	(0.46)		(0.57)		(0.65)	(0.55)	(0.52)
Total distributions	(0.87)		(0.68)		(0.80)	(0.65)	(0.59)
Net asset value, end of year	$9.52		$9.20		$11.15	$10.58	$10.07
Total return (1)	13.93	% (8)	(11.89	)% (8)	13.36%	11.99%	27.15%
Net assets, at end of year (000s)	$1,688		$1,959		$1,023	$104	$28
Ratio of gross expenses to average net assets (2)(4)(5)	2.62%		2.41%		2.50%	2.53%	2.78%
Ratio of net expenses to average net assets (4)(5)	2.53%		2.48	% (7)	2.50%	2.50%	2.52%
Ratio of net investment income to average net assets (4)(5)(6)	2.19%		1.32%		1.37%	1.59%	0.93%
Portfolio Turnover Rate	44%		38%		21%	29%	44%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method.

(4)	The ratios include 0.03% and 0.02% for the years ended September 30, 2016 and September 30, 2012 attributed to dividends from securities sold short and interest expense.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratio includes expense recapture by the Manager.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A

	Year		Year		For the
	Ended		Ended		Period Ended
	September 30, 2016		September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$7.86		$9.34		$10.00
Activity from investment operations:
Net investment income (6)	0.30		0.29		0.14
Net realized and unrealized gain (loss) on investments	0.60		(1.43)		(0.60)
Total from investment operations	0.90		(1.14)		(0.46)
Less distributions from:
Net investment income	(0.26)		(0.22)		(0.08)
Return of capital	(0.08)		—		—
Net realized gains	(0.39)		(0.12)		(0.12)
Total distributions	(0.73)		(0.34)		(0.20)
Net asset value, end of period	$8.03		$7.86		$9.34
Total return (2)	12.26	% (9)	(12.50	)% (9)	(4.68	)% (5)
Net assets, at end of period (000s)	$9,094		$8,524		$8,918
Ratio of gross expenses to average net assets (3)(7)	2.50	% (10)	2.23%		5.84	% (4)
Ratio of net expenses to average net assets (7)	1.78	% (10)	1.75%		1.75	% (4)
Ratio of net investment income to average net assets (7)(8)	3.92%		3.22%		2.26	% (4)
Portfolio Turnover Rate	23%		44%		5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(10)	The ratios include 0.03% for the year ended September 30, 2016 attributed to dividends from securities sold short and interest expense.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C

	Year		Year		For the
	Ended		Ended		Period Ended
	September 30, 2016		September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$8.15		$9.42		$10.00
Activity from investment operations:
Net investment income (6)	0.30		0.29		0.16
Net realized and unrealized gain (loss) on investments	0.61		(1.44)		(0.62)
Total from investment operations	0.91		(1.15)		(0.46)
Less distributions from:
Net investment income	(0.26)		—		—
Return of capital	(0.08)		—		—
Net realized gains	(0.39)		(0.12)		(0.12)
Total distributions	(0.73)		(0.12)		(0.12)
Net asset value, end of period	$8.33		$8.15		$9.42
Total return (2)	10.51	% (9)	(12.31	)% (9)	(4.64	)% (5)
Net assets, at end of period (11)	$9		$8		$10
Ratio of gross expenses to average net assets (3)(7)	3.25	% (10)	2.98%		6.59	% (4)
Ratio of net expenses to average net assets (7)	2.53	% (10)	2.50%		2.50	% (4)
Ratio of net investment income to average net assets (7)(8)	3.57%		3.09%		2.65	% (4)
Portfolio Turnover Rate	23%		44%		5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(10)	The ratios include 0.03% for the year ended September 30, 2016 attributed to dividends from securities sold short and interest expense.

(11)	Actual net assets, not truncated.

See accompanying notes to financial statements.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). There are currently thirty-nine series (or funds) of the Trust. These financial statements include the following series: Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (each a “Fund” or collectively the “Funds”). The Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund are registered as diversified funds. The Funds’ investment manager is Camelot Funds, LLC (the “Manager”). Effective February 1, 2015 Camelot Funds, LLC began serving as the Funds’ manager. Prior to February 1, 2015, Camelot Portfolios, LLC served as the Funds’ manager. Camelot Premium Return Fund commenced operations on December 27, 2010. The Fund’s objective is to achieve a consistent high rate of gains and total return with lower volatility than common stocks as measured by standard deviation. The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013. The Fund’s objective is to provide consistent and growing income in addition to long-term growth of capital.

The Funds offer two classes of shares, Class A and Class C. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)        Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Funds’ assets and liabilities measured at fair value:

Camelot Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Camelot Premium Return Fund
Assets
		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Bonds	$—	$698,575	$—	$698,575
Closed-End Funds (b)	5,020,439	—	—	5,020,439
Common Stocks (b)	33,264,542	—	—	33,264,542
Exchange-Traded Funds (b)	486,400	—	—	486,400
Limited Partnerships (b)	4,887,316	—	—	4,887,316
Preferred Stock (b)	6,585,316	—	—	6,585,316
REITs (b)	6,791,172	—	—	6,791,172
Call Options Purchased (b)	60,000	—	—	60,000
Short-Term Investments (b)	1,392,361	—	—	1,392,361
Total	$58,487,546	$698,575	$—	$59,186,121

Liabilities

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Call Options Written	$(364,233)	$(134,325)	$—	$(498,558)
Put Options Written	(218,185)	(245,748)	—	(463,933)
Securities Sold Short	(815,888)	—	—	(815,888)
Total	$(1,398,306)	$(380,073)	$—	$(1,778,379)

(a)	As of and during the year ended September 30, 2016, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All closed-end funds, common stock, exchange-traded funds, limited partnerships, mutual funds, preferred stocks, REITs, call options, and short-term invesments held by the Fund are Level 1 securities. For a detailed break- out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2016, no securities were fair valued.

Camelot Excalibur Small Cap Income Fund

Assets

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Bonds	$—	$397,375	$—	$397,375
Common Stocks (b)	4,518,844	—	—	4,518,844
Limited Partnerships (b)	1,323,362	—	—	1,323,362
Preferred Stock (b)	610,300	—	—	610,300
REITs (b)	2,016,841	—	—	2,016,841
Short-Term Investments (b)	611,055	—	—	611,055
Total	$9,080,402	$397,375	$—	$9,477,777

Camelot Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Liabilities

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Call Options Written	$(15,990)	$(13,203)	$—	$(29,193)
Put Options Written	(5,200)	(43,000)	—	(48,200)
Securities Sold Short	(133,839)	—	—	(133,839)
Total	$(155,029)	$(56,203)	$—	$(211,232)

(a)	As of and during the year ended September 30, 2016 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All common stock, limited partnerships, preferred stocks, REITs, and Short Term Investments held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2016, no securities were fair valued.

b)        Accounting for Options - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Premium Return Fund

Derivatives Not
Accounted for as Hedging	Primary Risk	Location of Derivatives on	Fair Value of Asset/
Instruments under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options purchased	Equity Risk	Investment securities, at value	$60,000
Call options written	Equity Risk	Options written, at value	(498,558)
Put options written	Equity Risk	Options written, at value	(463,933)
Total			$(902,491)

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

Derivatives Not			Realized and Unrealized
Accounted for as			Gain on Liability
Hedging Instruments		Location of Gain (Loss) on	Derivatives Recognized in
under GAAP	Primary Risk Exposure	Derivatives Recognized in Income	Income

Purchased options	Equity Risk	Net change in unrealized appreciation on options purchased	$(10,339)
Options written	Equity Risk	Net realized gain from options written	1,369,769
Options written	Equity Risk	Net change in unrealized appreciation on options written	617,351
Total			$1,976,781

Camelot Excalibur Small Cap Income Fund

Derivatives Not
Accounted for as
Hedging Instruments	Primary Risk	Location of Derivatives on	Fair Value of
under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at value	$(29,193)
Put options written	Equity Risk	Options written, at value	(48,200)
Total			$(77,393)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

Derivatives Not			Realized and Unrealized
Accounted for as			Gain on Liability
Hedging Instruments	Primary Risk	Location of Gain (Loss) on	Derivatives Recognized in
under GAAP	Exposure	Derivatives Recognized in Income	Income

Options written	Equity Risk	Net realized gain from options written	$199,708
Options written	Equity Risk	Net change in unrealized appreciation
		on options written	26,793
Total			$226,501

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2016.

Camelot Premium Return Fund

Assets:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets/Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments		Cash Collateral Received	Net Amount
Options Purchased	$60,000	(1)	$—	$—	$60,000		$—	$60,000
Options Written	(962,491	) (1)	—	962,491	(962,491	) (2)	—	—
Securities Lending	(1,389,915)		—	1,389,915	—		1,389,915	—
Total	$(2,292,406)		$—	$2,352,406	$(902,491)		$1,389,915	$60,000

(1)	Purchase and written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

Camelot Excalibur Small Cap Income Fund

Assets:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets/Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments		Cash Collateral Received	Net Amount
Options Written	$77,393	(1)	$—	$77,393	$77,393	(2)	$—	$—
Securities Lending	376,561		—	376,561	—		—	—
Total	$453,954		$—	$453,954	$77,393		$—	$—

(1)	Purchase and written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

c) Short Sales - The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d) Federal Income Tax - The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2016, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of September 30, 2016, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions, and has concluded that no liability for

Camelot Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013, 2014 and 2015) for the Camelot Premium Return Fund, and (2014 and 2015) for the Camelot Excalibur Small Cap Fund, or are expected to be taken in the Funds’ 2016 tax returns. The tax filings are open for examination by applicable taxing authorizes, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Funds’ tax returns is presently in progress.

e) Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date. The Funds distribute short-term capital gains and income quarterly and long-term capital gains annually.

f) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

g) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

h) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i) Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j) Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended September 30, 2016 there were no CDSC fees paid.

k) Security Loans - The Funds have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

Camelot Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Camelot Premium Return Fund	$24,852,239	$32,287,200
Camelot Excalibur Small Cap Income Fund	$3,234,134	$1,809,207

(3)	OPTIONS WRITTEN

During the year ended September 30, 2016 the Funds’ realized gain on option contracts subject to equity price risk amounted to $1,369,769 and $199,708 for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively. The contracts of the derivative instruments outstanding as of September 30, 2016 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

A summary of option contracts written by the Funds during the year ended September 30, 2016, were as follows:

Camelot Premium Return Fund

	Call Options
	Number of options *	Option Premiums
Options outstanding at beginning of year	765	224,948
Options Written	15,257	1,145,138
Options Exercised	(865)	(119,010)
Options Closed	(350)	(9,749)
Options Expired	(6,861)	(652,463)
Options outstanding at end of year	7,946	588,864

	Put Options
	Number of options *	Option Premiums
Options outstanding at beginning of year	7,344	1,045,682
Options Written	20,609	3,329,500
Options Exercised	(11,431)	(2,081,135)
Options Closed	(3,825)	(942,618)
Options Expired	(8,476)	(886,601)
Options outstanding at end of year	4,221	464,828

Camelot Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Camelot Excalibur Small Cap Income Fund

	Call Options
	Number of options *	Option Premiums
Options outstanding at beginning of year	—	—
Options Written	995	95,134
Options Exercised	(287)	(20,266)
Options Closed	(25)	(6,252)
Options Expired	(415)	(41,789)
Options outstanding at end of year	268	26,827

	Put Options
	Number of options *	Option Premiums
Options outstanding at beginning of year	525	59,283
Options Written	2,034	241,561
Options Exercised	(775)	(103,518)
Options Closed	(140)	(19,123)
Options Expired	(1,274)	(135,048)
Options outstanding at end of year	370	43,155

*	One option contract is equivalent to one hundred shares of common stock.

(4)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Camelot Funds, LLC is the Manager to the Funds pursuant to the terms of the Management Agreement (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes investment programs for the Funds. For its services under the Management Agreement, the Manager is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of each Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2016, Management fees of $561,160 and $85,433 were incurred by the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Funds have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds; expenses incurred with a merger or reorganization, and extraordinary expenses such as litigation) at 1.50% for all classes of the Funds’ shares through January 31, 2017. Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment.

For the year ended September 30, 2016, the Manager has waived and reimbursed $43,781 and $62,351 for the Camelot Premium Return Fund and the Camelot Excalibur Small Cap Income Fund, respectively. As of September 30, 2016 the Manager has waived/reimbursed expenses of the Camelot Premium Return Fund and

Camelot Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Camelot Excalibur Small Cap Income Fund that may be recovered no later than September 30 for the years indicated below:

	2017	2018	2019
Camelot Premium Return Fund	$—	$—	$43,781
Camelot Excalibur Small Cap Fund	$54,936	$45,522	$62,351

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended, the Funds incurred $61,175 and $13,199 for such fees for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

The Independent Trustees are paid a quarterly retainer of $500 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

A Trustee and Officer of the Trust is also the controlling member of MFund Services, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended September 30, 2016, the Distributor received $1,614 in underwriter concessions from the sale of shares of the Camelot Premium Return Fund. The distributor did not receive any concessions from the sale of shares of the Camelot Excalibur Small Cap Income Fund.

Camelot Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2016 and September 30, 2015 was as follows:

	For the year ended September 30, 2016:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Camelot Premium Return Fund	$3,370,454	$832,511	$1,523,919	$5,726,884
Camelot Excalibur Small Cap Income Fund	672,009	45,866	84,609	802,484

	For the year ended September 30, 2015:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Camelot Premium Return Fund	$3,599,348	$1,050,083	$—	$4,649,431
Camelot Excalibur Small Cap Income Fund	356,769	2,482	—	359,251

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Camelot Premium Return Fund	$—	$—	$—	$—	$—	$(6,855,321)	$(6,855,321)

Camelot Excalibur Small Cap Income Fund	—	—	—	—	(21,558)	(1,986,126)	(2,007,684)

The difference between book basis and tax basis accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, the mark-to-market on open options contracts and tax adjustments for publicly traded partnerships, grantor trusts, royalty trusts and return of capital distributions from corporations.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Loss
Camelot Excalibur Small Cap Income Fund	$21,558

Permanent book and tax differences, primarily attributable to the book/tax treatment of foreign currency gains/(losses) and tax adjustments related to publicly traded partnerships and C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Camelot Premium Return Fund	$—	$(68,667)	$68,667
Camelot Excalibur Small Cap Income Fund	$—	$(18,987)	$18,987

(6)	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Camelot Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

(7)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2016 FOLIOFN Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 37.96% of the Camelot Premium Return Fund and 53.75% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund. Additionally, as of September 30, 2016 Charles Schwab & Co. held 30.78% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund.

(9)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Camelot Premium Return Fund

and Camelot Excalibur Small Cap Income Fund

We have audited the accompanying statement of assets and liabilities of Camelot Premium Return Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of Camelot Excalibur Small Cap Income Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and for the period December 31, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund as of September 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 29, 2016

Camelot Funds

EXPENSE EXAMPLES (Unaudited)

September 30, 2016

As a shareholder of the Camelot Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	4/1/16	9/30/16	4/1/16 – 9/30/16	4/1/16 – 9/30/16
Camelot Premium Return Fund
Class A*	$1,000.00	$1,105.60	$9.23	1.75%
Class C*	1,000.00	1,102.10	13.15	2.50
Camelot Excalibur Small Cap
Income Fund
Class A*	1,000.00	1,082.20	9.11	1.75
Class C*	1,000.00	1,067.40	12.92	2.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	4/1/16	9/30/16	4/1/16 – 9/30/16	4/1/16 – 9/30/16
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.23	$8.84	1.75%
Class C*	1,000.00	1,012.49	12.59	2.50
Camelot Excalibur Small Cap
Income Fund
Class A*	1,000.00	1,016.25	8.82	1.75
Class C*	1,000.00	1,012.50	12.58	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

Camelot Funds

Additional Information (Unaudited)

September 30, 2016

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Camelot Funds
Trustees and Officers (Unaudited)
September 30, 2016

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	49	Variable Insurance Trust since 2010 ; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

Camelot Funds
Trustees and Officers (Unaudited)(Continued)
September 30, 2016

Interested Trustee(1) and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisers, LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisers, Inc. 1/2016. Chief Executive Officers, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present.	43	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Camelot Funds
Trustees and Officers (Unaudited)(Continued)
September 30, 2016

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. 2008- 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

(1)	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-226-3863.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
Camelot Portfolios, LLC.
1700 Woodlands Drive, Suite 100
Maumee, OH 43537

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015
Camelot Premium Return Fund	11,250	11,250
Camelot Excalibur Small Cap Income Fund	11,250	11,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
Camelot Premium Return Fund	2,000	2,000
Camelot Excalibur Small Cap Income Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2016 and 2015 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2016 and 2015 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: December 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 1, 2016